EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended August 2, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (Sept 2008 – Aug 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	1.2%	1.3%	-4.1%	-11.5%	-4.9%	-3.9%	0.5%	-3.9%	10.5%	-26.7%	-0.3	-0.5
B**	1.2%	1.3%	-4.5%	-12.1%	-5.5%	-4.5%	-0.2%	-4.5%	10.5%	-28.9%	-0.4	-0.6
Legacy 1***	1.3%	1.3%	-2.8%	-9.6%	-2.9%	N/A	N/A	-3.6%	10.4%	-20.9%	-0.3	-0.5
Legacy 2***	1.3%	1.3%	-2.9%	-9.8%	-3.3%	N/A	N/A	-3.9%	10.4%	-21.5%	-0.3	-0.5
Global 1***	1.3%	1.3%	-2.5%	-9.1%	-3.5%	N/A	N/A	-4.3%	10.0%	-20.0%	-0.4	-0.6
Global 2***	1.3%	1.3%	-2.6%	-9.3%	-3.8%	N/A	N/A	-4.6%	9.9%	-21.0%	-0.4	-0.6
Global 3***	1.2%	1.3%	-3.6%	-10.7%	-5.4%	N/A	N/A	-6.3%	9.9%	-26.8%	-0.6	-0.8

S&P 500 Total Return Index****	1.1%	1.4%	21.3%	24.0%	20.1%	8.3%	7.6%	8.3%	18.5%	-41.8%	0.5	0.6
Barclays Capital U.S. Long Gov Index****	-1.0%	-0.6%	-10.0%	-12.3%	3.0%	6.5%	6.7%	6.5%	13.8%	-13.2%	0.5	0.8
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector			Market		Sector			Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	33%					33%
Energy	14%	Long	Crude Oil	4.7%	Long	14%	Long	Crude Oil	4.7%	Long
			Brent Crude Oil	3.5%	Long			Brent Crude Oil	3.4%	Long
Grains/Foods	12%	Short	Corn	3.2%	Short	12%	Short	Corn	3.2%	Short
			Wheat	2.2%	Short			Wheat	2.2%	Short
Metals	7%	Short	Gold	1.8%	Short	7%	Short	Gold	1.8%	Short
			Copper LME	1.2%	Short			Copper LME	1.2%	Short
FINANCIALS	67%					67%
Currencies	26%	Long $	Japanese Yen	2.9%	Short	26%	Long $	Japanese Yen	2.9%	Short
			Australian Dollar	2.4%	Short			Australian Dollar	2.4%	Short
Equities	30%	Long	S&P 500	5.4%	Long	30%	Long	S&P 500	5.4%	Long
			Dax Index	3.6%	Long			Dax Index	3.6%	Long
Fixed Income	11%	Long	U.S. Treasury Bonds	1.8%	Short	11%	Long	U.S. Treasury Bonds	1.8%	Short
			Australian Bills	1.8%	Long			Australian Bills	1.8%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas markets plummeted by more than 5% as supply data showed inventories rising more than expected as temperate weather persisted throughout the Midwest and Northeast regions of the U.S.  Crude oil markets made material gains as applications for unemployment benefits in the U.S. fell to their lowest levels since January 2008, which strengthened demand prospects for the energy source.

Grains/Foods
Coffee prices fell in excess of 3% as dry, temperate weather throughout Brazil provided perfect growing conditions for the crop and helped push yield estimates close to last year’s record yield.  Corn prices continued their downfall, losing more than 3%, as cool temperatures and steady rain raised production prospects.

Metals
Tin prices appreciated substantially as demand from alloy consuming industries increased after positive economic data was released in the U.S. and China.  Copper prices gained more than 2% on the same positive economic news.

Currencies
The Australian dollar continued to reach multi-year lows after the Governor of the Reserve Bank of Australia announced plans to cut interest rates in hopes of spurring growth in the country’s tourism and export industries.  The New Zealand dollar lost 3% amid upbeat U.S. economic data and jobs figures.

Equities
The Nikkei 225 rallied in excess of 2% as investors reacted to robust global economic data and as central banks around the world vowed to continue their dovish monetary policies.  The S&P 500 finished the week up less than 1%, but reached record highs in the process as investors reacted to a myriad of economic data released in the U.S.

Fixed Income
Prices for 30-Year U.S. Treasury Bonds lost more than 1% as traders decreased bets the Federal Reserve will soon begin to taper the size of its monetary stimulus.  British gilts fell for a second straight week as industry data showed manufacturing and construction expanded more than was forecasted, which put pressure on demand for fixed-income securities.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.